UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 16, 2007

AFFINITY GROUP HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124109	20-2428068
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

2575 Vista Del Mar Drive
Ventura, CA 93001	(805) 667-4100
(Address of executive offices)	(Registrant’s telephone
number including area

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 16, 2007, Affinity Group, Inc., (“AGI”) a subsidiary of Affinity Group Holding, Inc. (“AGHI” or the “Company”) entered into a stock purchase agreement with FreedomRoads Holding Company, LLC (“FreedomRoads”), a commonly owned entity, pursuant to which AGI will, subject to satisfaction of certain conditions described below, sell all of the outstanding stock of its wholly-owned subsidiary Camping World, Inc. (“Camping World”) to FreedomRoads for $175.8 million subject to certain adjustments (the “Purchase Price”).  The Purchase Price (including the portion paid by the assumption and discharge on the closing date by Freedom Roads of the intercompany indebtedness owed by Camping World to AGI) will be paid 75% in immediately available funds at closing and 25% under a subordinated promissory note bearing interest at 11.5% per annum.  A copy of the stock purchase agreement is attached as Exhibit 10.1 (the “Purchase Agreement”) to this Report on Form 8-K.  A copy of the subordinated note is attached as Exhibit 10.2 to this Report on Form 8-K.  Stephen Adams, the Chairman of the Company and controlling shareholder of the Company’s ultimate parent, also owns 90% of the equity interests of FreedomRoads.  Marcus A. Lemonis, President and Chief Executive Officer of Camping World since September 2006, has also been President and Chief Executive Officer of FreedomRoads since 2003.

AGI intends to use the net cash proceeds from the sale of Camping World to repay indebtedness outstanding under the AGI term notes issued under the senior secured floating rate note purchase agreement dated June 24, 2003, as amended, and its revolving credit line under the credit agreement dated June 24, 2003, as amended, with senior lenders (collectively the “Senior Secured Credit Facility”).  As of March 31, 2007, an aggregate of $129.8 million was outstanding under the term loans and $11.3 million was outstanding (including $7.3 million in letters of credit) under the revolving credit facility of the Senior Secured Credit Facility.  The Company estimates that the net cash proceeds from the sale of Camping World will be approximately $131.8 million.

Camping World is a national specialty retailer of merchandise and services for recreational vehicle (“RV”) owners and operated 71 Camping World retail locations in 26 states as of March 31, 2007, including 38 locations that are alongside or within RV dealerships owned or operated by FreedomRoads.  Of these retail locations, Camping World leased 32 from FreedomRoads.  FreedomRoads operated RV dealerships at 58 retail locations in 22 states as of March 31, 2007, including 6 on property leased from Camping World.  Pursuant to the joint venture agreement dated March 6, 2006 between FreedomRoads and Camping World, the two companies have cooperated to maximize synergies and to locate, establish and utilize mutually beneficial relationships that are available only to them acting together that would not otherwise be available to either party independently.

The sale of Camping World to FreedomRoads is subject to several conditions set forth in the Purchase Agreement, including receipt of an opinion from an independent financial adviser to the effect that the terms of the sale of Camping World to FreedomRoads are fair and reasonable to the Company and are on terms that are at least as favorable as the terms which could reasonably be expected to be obtained by the Company in a comparable transaction made on an arm’s-length basis between unaffiliated parties.

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 and the statement of operations for the three fiscal years ended December 31, 2006 reflects the reclassification adjustments associated with the proposed disposal/sale of Camping World to FreedomRoads.  The pro forma adjustments related to the disposal are presented since the disposition did not meet the discontinued operations reporting requirements pursuant to FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, (SFAS 144) as of December 31, 2006 but will meet such requirements in 2007. Since the transaction is a sale to an entity under common ownership with AGI such long-lived assets are considered disposed of when they are exchanged or distributed in accordance with SFAS 144.  The pro forma adjustments reflect the reclassification of assets and liabilities associated with Camping World to current assets and liabilities to be disposed of in accordance with SFAS 144 as if the reporting requirements had been met at December 31, 2006.  In addition, the historical operating results have also been reclassified to reflect discontinued operations.  The presentation of discontinued operations associated with the disposal does not reflect the required paydown of certain debt by AGI associated with proceeds from the disposal although interest expense has been allocated to Camping World, related to such debt.  The allocation of interest expense pertaining to debt required to be paid down was $10.4 million, $8.8 million and $7.5 million for each of the years ended 2006, 2005 and 2004, respectively, to Camping World.

Section 9 — Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

b. Pro forma financial statements:

The Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2006, 2005 and 2004 are prepared to present Camping World as a discontinued operation.  The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2006 is also prepared to present Camping World as a discontinued operation.

The following Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative and informational purposes only.  In addition, the Unaudited Pro Forma Consolidated Financial Statements are not intended to represent the Company’s financial position or results of operations for any future date or period.

Corporate Expenses — The allocation to Camping World of expenses for certain Affinity Group, Inc. corporate functions historically provided to Camping World are done in accordance with Staff Accounting Bulletin No. 55, “Allocation of Expenses and Related Disclosures in Subsidiaries’ Financial Statements”, (“SAB 55”).  Such allocations were made on a specific identification basis to the extent possible and otherwise based on relative percentages, as compared to the Company’s other businesses, of headcount or other appropriate methods depending on the nature of each item of cost to be allocated.

Interest Expense — The interest expense included in discontinued operations below reflects the interest allocated to Camping World based upon debt required to be repaid upon consummation of this transaction.

AFFINITY GROUP HOLDING, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

($ IN THOUSANDS)

		Reclassification of
		Discontinued
	Historical	Operations	Pro Forma
REVENUES:
Membership services	$137,394	$(15,520)	$121,874
Publications	86,742	—	86,742
Retail	290,422	(290,422)	—
	514,558	(305,942)	208,616
COSTS APPLICABLE TO REVENUES:
Membership services	87,407	(4,015)	83,392
Publications	58,302	—	58,302
Retail	175,015	(175,015)	—
	320,724	(179,030)	141,694

GROSS PROFIT	193,834	(126,912)	66,922

OPERATING EXPENSES:
Selling, general and administrative	133,193	(113,089)	20,104
Restructuring charge	93	—	93
Depreciation and amortization	19,162	(8,217)	10,945
	152,448	(121,306)	31,142
INCOME FROM OPERATIONS	41,386	(5,606)	35,780

NON-OPERATING ITEMS:
Interest income	1,115	(6)	1,109
Interest expense	(36,670)	10,386	(26,284)
Debt extinguishment expense	(835)	—	(835)
Other non-operating income (expense), net	9	(11)	(2)
	(36,381)	10,369	(26,012)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5,005	4,763	9,768

INCOME TAX EXPENSE	(22,268)	(238)	(22,506)
LOSS FROM CONTINUING OPERATIONS	(17,263)	4,525	(12,738)

DISCONTINUED OPERATIONS
Loss from operations of discontinued Camping World, Inc.	—	(4,763)	(4,763)
Income tax benefit	—	238	238
Loss on discontinued operations	—	(4,525)	(4,525)

NET LOSS	$(17,263)	$—	$(17,263)

AFFINITY GROUP HOLDING, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

($ IN THOUSANDS)

		Reclassification of
		Discontinued
	Historical	Operations	Pro Forma
REVENUES:
Membership services	$133,756	$(15,490)	$118,266
Publications	79,122	—	79,122
Retail	272,682	(272,682)	—
	485,560	(288,172)	197,388
COSTS APPLICABLE TO REVENUES:
Membership services	85,551	(5,127)	80,424
Publications	53,855	—	53,855
Retail	162,363	(162,363)	—
	301,769	(167,490)	134,279

GROSS PROFIT	183,791	(120,682)	63,109

OPERATING EXPENSES:
Selling, general and administrative	121,353	(102,333)	19,020
Restructuring charge	—	—	—
Goodwill impairment	4,344	—	4,344
Depreciation and amortization	15,919	(7,085)	8,834
	141,616	(109,418)	32,198

INCOME FROM OPERATIONS	42,175	(11,264)	30,911

NON-OPERATING ITEMS:
Interest income	1,061	(14)	1,047
Interest expense	(33,301)	8,842	(24,459)
Debt extinguishment expense	—	—	—
Other non-operating income (expense), net	(5)	(7)	(12)
	(32,245)	8,821	(23,424)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9,930	(2,443)	7,487

INCOME TAX EXPENSE	(4,291)	1,482	(2,809)
INCOME FROM CONTINUING OPERATIONS	5,639	(961)	4,678

DISCONTINUED OPERATIONS
Gain from operations of discontinued Camping World, Inc.	—	2,443	2,443
Income tax expense	—	(1,482)	(1,482)
Gain on discontinued operations	—	961	961

NET INCOME	$5,639	$—	$5,639

AFFINITY GROUP HOLDING, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

($ IN THOUSANDS)

		Reclassification of
		Discontinued
	Historical	Operations	Pro forma
REVENUES:
Membership services	$131,608	$(14,675)	$116,933
Publications	77,977	—	77,977
Retail	255,094	(255,094)	—
	464,679	(269,769)	194,910
COSTS APPLICABLE TO REVENUES:
Membership services	84,231	(4,795)	79,436
Publications	53,042	—	53,042
Retail	151,196	(151,196)	—
	288,469	(155,991)	132,478

GROSS PROFIT	176,210	(113,778)	62,432

OPERATING EXPENSES:
Selling, general and administrative	116,137	(97,468)	18,669
Restructuring charge	—	—	—
Depreciation and amortization	13,893	(6,243)	7,650
	130,030	(103,711)	26,319

INCOME FROM OPERATIONS	46,180	(10,067)	36,113

NON-OPERATING ITEMS:
Interest income	755	(4)	751
Interest expense	(23,994)	7,534	(16,460)
Debt extinguishment expense	(5,035)	—	(5,035)
Other non-operating income (expense), net	420	(22)	398
	(27,854)	7,508	(20,346)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18,326	(2,559)	15,767

INCOME TAX EXPENSE	(8,075)	1,655	(6,420)
INCOME FROM CONTINUING OPERATIONS	10,251	(904)	9,347

DISCONTINUED OPERATIONS
Gain from operations of discontinued Camping World, Inc.	—	2,559	2,559
Income tax expense	—	(1,655)	(1,655)
Gain on discontinued operations	—	904	904

NET INCOME	$10,251	$—	$10,251

AFFINITY GROUP HOLDING, INC. AND SUBSIDIARIES

CONSOLIDATED PRO FORMA BALANCE SHEET

December 31, 2006

(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

		Reclassification of
		Discontinued
	Historical	Operations	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,238	$(3,288)	$11,950
Accounts receivable, less allowance for doubtful accounts	27,199	(3,742)	23,457
Inventories	52,703	(51,736)	967
Prepaid expenses and other assets	13,006	(2,451)	10,555
Deferred tax assets, net	3,203	(3,203)	—
Assets held for sale	—	225,680	225,680
Total current assets	111,349	161,260	272,609

PROPERTY AND EQUIPMENT, net	34,765	(26,341)	8,424
INVESTMENT IN AFFILIATE	81,005	(81,005)	—
NOTE FROM AFFILIATE	4,688	—	4,688
INTANGIBLE ASSETS, net	32,957	(5,695)	27,262
GOODWILL	144,429	(47,601)	96,828
OTHER ASSETS	1,704	(618)	1,086
Total assets	$410,897	$—	$410,897

LIABILITIES AND STOCKHOLDER’S DEFICIT
CURRENT LIABILITIES:
Accounts payable	$32,577	$(25,129)	$7,448
Accrued interest	5,936	—	5,936
Accrued income taxes	1,736	(535)	1,201
Accrued liabilities	35,687	(17,722)	17,965
Deferred revenues and gains	62,906	(7,030)	55,876
Current portion of long-term debt	7,271	—	7,271
Liabilities held for sale	—	72,557	72,557
Total current liabilities	146,113	22,141	168,254

DEFERRED REVENUES AND GAINS	37,183	(9,071)	28,112
LONG-TERM DEBT, net of current portion	381,510	—	381,510
DEFERRED TAX LIABILITY	15,724	(12,916)	2,808
OTHER LONG-TERM LIABILITIES	3,386	(154)	3,232
	583,916	—	583,916
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S DEFICIT :
Common stock, $.01 par value, 3,000 shares authorized, 100 shares issued and outstanding	1	—	1
Accumulated deficit	(173,020)	—	(173,020)
Total stockholder’s deficit	(173,019)	—	(173,019)
Total liabilities and stockholder’s deficit	$410,897	$—	$410,897

d. Exhibits:

Exhibit 10.1	Stock Purchase Agreement dated April 16, 2007 between Affinity Group, Inc. and FreedomRoads Holding Company, LLC

Exhibit 10.2	Form of Subordinated Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GROUP HOLDING, INC.
(Registrant)

Date: April 17, 2007	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Senior Vice President
and Chief Financial Officer